                                                                    EXHIBIT 4.12

                                SUPPORT AGREEMENT

     This Support Agreement (together with the exhibits and signature pages hereto, the "Agreement"), dated as of May 9, 2006, is entered into by and among Satelites Mexicanos, S.A. de C.V. (the "Company") and the undersigned beneficial owner (or investment manager or advisor with power to vote or dispose of all or substantially all of the relevant securities on behalf of the beneficial owner) (the "Additional Supporting Holder") of the Company's Senior Secured Floating Rate Notes due June 30, 2004 (the "FRNs") and/or the Company's 10-1/8% Senior Notes due November 1, 2004 (the "HYBs") identified on the signature page hereto (the "Existing Notes").

                                    RECITALS

     WHEREAS, on June 29, 2005, the Company initiated a proceeding under the Ley de Concursos Mercantiles (as amended from time to time, the "MBRA"), which proceeding is currently pending before the Second Federal District Court for Civil Matters in Mexico City, Mexico under file number 129/2005 (the "Concurso Proceeding");

     WHEREAS, subject to certain conditions, the Company; certain beneficial holders of FRNs (the "Supporting FRN Holders"); certain beneficial holders of HYBs (the "Supporting HYB Holders", and, together with the Supporting FRN Holders, the "Supporting Holders"); and certain equity holders of the Company are parties to that certain Restructuring Agreement (defined below) pursuant to which they have agreed to support the restructuring of the debt and equity of the Company on substantially the terms and conditions described in the Concurso Agreement attached hereto as Exhibit A (the "Concurso Plan") through the (i) approval of the Concurso Plan and termination of the Concurso Proceeding pursuant to the MBRA and (ii) the consummation of the Chapter 11 Plan (defined below) (the "Restructuring");

     WHEREAS, the agreement of the Company and the Supporting HYB Holders to execute and deliver the Concurso Plan in accordance with the Restructuring Agreement is contingent upon, inter alia, the Additional Supporting Holder agreeing, pursuant to the terms hereof, to support the Restructuring;

     WHEREAS, as specified further herein, to consummate the implementation of the Restructuring, the Additional Supporting Holder is prepared to commit, on the terms and subject to the conditions of this Agreement and applicable bankruptcy law, to, if and when solicited to do so, vote (or, in the case of managed accounts, instruct its custodial agents to vote) to accept the Chapter 11 Plan, to support confirmation of the Chapter 11 Plan, and to perform its other obligations hereunder, if any.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties signatory to this Agreement, intending to be bound hereby, agrees as follows:

     1. Definitions. Capitalized terms not otherwise defined above or in this
Section 1 shall have the meaning ascribed to them in the Concurso Plan. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Sections 101-1532 (as may be amended).

          (b) "Chapter 11 Plan" means a plan of reorganization with respect to the Company under the Bankruptcy Code, which plan shall (i) be filed in the United States Bankruptcy Court for the Southern District of New York in accordance with applicable provisions of the Bankruptcy Code and (ii) provide for the implementation of the Restructuring substantially on the terms and conditions described in the Concurso Plan.

          (c) "Effective Date" means the first business day on which (a) all conditions precedent to the effectiveness of the Chapter 11 Plan have been satisfied or waived pursuant to the terms of the Chapter 11 Plan and (b) an order by the Bankruptcy Court confirming the Chapter 11 Plan becomes a final and non-appealable order.

          (d) "Solicitation Materials" means a disclosure statement for the Chapter 11 Plan prepared in accordance with the requirements of section 1125 of the Bankruptcy Code, ballots to vote for or against the Chapter 11 Plan and other related materials that are distributed by the Company in accordance with an order of the Bankruptcy Court authorizing, among other things, procedures for the solicitation of votes on the Chapter 11 Plan.

          (e) "Transfer" means to, directly or indirectly (whether by one or more transactions) (i) sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in or
(ii) enter into an agreement, commitment or other arrangement to sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in, or the act thereof.

     2. Agreement to Complete Restructuring and Consummate Concurso Plan and Chapter 11 Plan.

     From and after the date hereof and until the earlier of the (i) termination of this Agreement in accordance with the terms specified herein and (ii) the Effective Date:

          (a) The Additional Supporting Holder agrees to vote (or, in the case of managed accounts, instruct the custodial agent to vote) all Existing Notes held or owned (directly or indirectly) by the Additional Supporting Holder to accept the Chapter 11 Plan promptly upon receipt of the Solicitation Materials (but in all events before any deadlines for submitting such votes). The Additional Supporting Holder may not revoke, withdraw or modify any ballot tendered in connection with a vote to accept the Chapter 11 Plan; provided, however, that if any term or condition of the Chapter 11 Plan is modified, amended or waived in any material respect such that a Supporting Holder shall have the right to revoke, withdraw or modify its vote to accept the Chapter 11 Plan under applicable law or otherwise, then the Additional Supporting Holder shall have the right to revoke, withdraw, or modify its vote to accept the Chapter 11 Plan prior to the Effective Date.

          (b) The Additional Supporting Holder agrees that (i) it will not, directly or indirectly, execute, vote (or, in the case of managed accounts, instruct the custodial agent to vote) for, consent to, provide any support for, participate in the formulation of, or solicit or encourage others to formulate any bankruptcy plan, convenio concursal, restructuring, reorganization, liquidation or similar arrangement (in whatever jurisdiction proposed) for the Company or of any of its affiliates other than the Restructuring, the Concurso Plan, and the Chapter 11 Plan; (ii) it will not, directly or indirectly, object to, or otherwise commence any proceeding to oppose, the Restructuring or the Concurso Plan or Chapter 11 Plan and will not, directly or indirectly, take any action in opposition to, or that would unreasonably delay the consummation of, the Restructuring or the Concurso Plan or Chapter 11 Plan; (iii) it will support the Restructuring and approval of the Concurso Plan and the Chapter 11 Plan; (iv) if an FRN holder, it will not request (or support any other FRN holder or other party requesting) or otherwise file any motion or commence any action or proceeding, seeking adequate protection; (v) if an FRN holder, except as otherwise required to effect the Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of the Company; and (vi) it will support the restructuring of Servicios Corporativos Satelitales, S.A. de C.V. (the "Servicios Restructuring") and, if an FRN holder, except as otherwise required to effect the Servicios Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of Servicios; provided, however, that nothing in this Agreement shall require the Additional Supporting Holder to indemnify the indenture trustee for the FRNs or the HYBs or the collateral trustee for the FRNs.

          (c) The Additional Supporting Holder shall (x) forbear (and agrees not to give instructions to any applicable indenture trustee or agent or other person that are inconsistent with the terms and conditions of this Agreement) from the exercise of any rights, powers or remedies against the Company or any affiliate it may have (including the right to call a default or seek payment or any other relief in connection with any of the Existing Notes) under (a) the Existing Notes, (b) any applicable documents governing any of the Existing Notes, (c) any applicable law in connection with the Existing Notes and/or such documents or (d) the Concurso Proceeding and (y) not challenge or cause to be challenged the order entered by the Mexican Bankruptcy Court approving the Concurso Plan; provided, however, that this section 2(c) shall not apply to actions in furtherance of the Restructuring that are consistent with this Agreement and the Concurso Plan or the Chapter 11 Plan. Additionally, the Additional Supporting Holder will direct the indenture trustee for the FRNs and the HYBs and any collateral trustee for the FRNs, each as reasonably necessary and as applicable, to take actions in furtherance of the Restructuring, the Concurso Plan, and the Chapter 11 Plan; provided, further, that no direction shall be required if it involves indemnification by the Additional Supporting Holder of any party.

     3. Transfer of Existing Notes; Acquisition of FRNs or HYBs.

          (a) The Additional Supporting Holder hereby agrees that it shall not Transfer any of the Existing Notes unless the transferee executes the Instrument of Accession attached hereto as Exhibit B. The transferee must deliver to the Company a copy of such executed Instrument of Accession within three (3) business days after the effectiveness of any Transfer. Upon the delivery of such executed Instrument of Accession, the Additional Supporting Holder shall have no further obligation or liability hereunder with respect to the transferred Existing Notes (and, in the case of a Transfer of all Existing Notes held by the Additional Supporting

Holder, shall have no further obligation or liability hereunder whatsoever) other than for any default by the Additional Supporting Holder that occurred prior to the effectiveness of the Transfer. If the Additional Supporting Holder Transfers any Existing Notes without the transferee executing and delivering the Instrument of Accession to the Company in accordance with this section 3 (a), the Transfer of such Existing Notes shall be deemed ineffective to transfer any right to accept or reject the Chapter 11 Plan, which right shall remain with and be exercised only by the Additional Supporting Holder.

          (b) In addition to the restrictions specified in Section 3(a), the Additional Supporting Holder, except if is not domiciled in the United States of America, hereby agrees that prior to delivery of its vote to accept the Chapter 11 Plan, it shall not, without the prior written consent of the Company (not to be unreasonably withheld), Transfer any Existing Note that is an FRN to a transferee unless the transferee is (x) a Person (as defined in the Bankruptcy
Code) domiciled in the United States of America or with a place of business in the United States of America, (y) is a fund managed by a person domiciled in the United States of America or with a place of business in the United States of America or (z) already a holder of FRNs and is party to an agreement with the Company to support the Restructuring.

          (c) The Additional Supporting Holder further agrees that any and all FRNs or HYBs acquired by such Additional Supporting Holder following the date of this Agreement shall be subject to the terms and conditions of this Agreement and shall be deemed to be Existing Notes and subject to the same treatment as the Existing Notes held by such Additional Supporting Holder as of the date hereof. Notwithstanding anything contrary to the foregoing, if the Additional Supporting Holder acquires or disposes of any FRNs or HYBs after the date hereof, it shall promptly send a written notice to the Company and all other parties identified in Section 10 hereof, specifying the type, amount and/or number (as applicable) of FRNs or HYBs acquired or disposed of.

     4. Termination. This Agreement shall automatically terminate upon delivery by the Conciliador to the Mexican Bankruptcy Court of the termination notice referenced in Clause Seventh of the Concurso Plan. This Agreement may be terminated, unless the Effective Date has occurred, as follows:

          (a) By the Additional Supporting Holder, if (i) an order confirming the Chapter 11 Plan is not entered on the docket of the Bankruptcy Court on or before January 31, 2007; (ii) the Effective Date has not occurred on or before the date that is sixty (60) days thereafter; (iii) the Restructuring Agreement dated as of March 31, 2006 between the Company, the Supporting Holders and certain other parties (the "Restructuring Agreement") shall be terminated as to all parties thereto; (iv) the Concurso Proceeding shall be converted to a quiebra under article 167 of the MBRA; (v) if the Chapter 11 Case shall be converted to a case under Chapter 7 of the Bankruptcy Code or a liquidating chapter 11 case; or (vi) if there is a total loss of the Company's satellite known as Satmex 6 Satellite prior to the Effective Date.

          (b) By the Company, if the Restructuring Agreement shall be terminated as to all parties thereto.

     5. Representations by Additional Supporting Holder.

          (a) The Additional Supporting Holder represents and warrants to the other signatories to this Agreement that:

          (i) if an entity, it is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

          (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part;

          (iii) the execution, delivery and performance by it of this Agreement does not (A) violate any provision of applicable law applicable to it or its certificate of incorporation or bylaws, or other organizational documents, or (B) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligations to which it is a party or under its certificate of incorporation, bylaws, or other governing instruments, in each case so that such violation, breach or conflict would materially adversely affect the ability of the Company to consummate the Chapter 11 Plan;

          (iv) this Agreement is a legally valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, including the provisions of the MBRA affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (v) as of the date of this Agreement, it is the beneficial owner of, or the investment adviser or manager for the beneficial owners of, or the indirect parent of the entity that holds, the Existing Notes, as specified on the signature page hereto, with full power and authority to vote and dispose of such securities;

          (vi) it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary to decide to support the Restructuring as described herein on an informed basis;

          (vii) it is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act; and

          (viii) it does not owe any fiduciary or similar duty to any other Person (as defined in the Bankruptcy Code) that would prevent it from taking any action required of it under this Agreement.

     6. No Solicitation. This Agreement is not intended to be, and each party to this Agreement acknowledges that it is not, a solicitation of the acceptance or rejection of any plan of reorganization for the Company pursuant to section 1125 of the Bankruptcy Code.

     7. Further Assurances. Each of the signatories to this Agreement hereby further covenants and agrees to execute and deliver all further documents, agreements and take all further action that in good faith may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

     8. No Waiver. Each of the signatories to this Agreement expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, or does, in any manner waive, limit, impair or restrict the ability of any party to this Agreement to protect and preserve all of its rights, remedies and interests, including without limitation, with respect to its claims against and interests in the Company or any of its assets.

     9. Complete Agreement. This Agreement, including the exhibits and signature pages hereto, constitutes the complete agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties to this Agreement. In the event that any provision of this Agreement conflicts with any exhibits or signature pages hereto, the provisions of this Agreement shall be controlling. If the Additional Supporting Holder should at any time become a party to the Restructuring Agreement, and if there is any conflict between this Agreement and that Restructuring Agreement, the Restructuring Agreement shall govern.

     10. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier or (d) transmitted by telecopy, and in each case,

if to the Company:                    if to the Additional Supporting Holder:

Rodolfo Gaona #86                     ***
Col. Lomas de Sotelo
Mexico D.F. 11200 Mexico
Telephone: (52) (55) 2629-5808
Facsimile: (52) (55) 2629-5895
Attention: General Counsel

with a copy (which shall not          with a copy (which shall not constitute
constitute notice) to:                notice) to:

Milbank, Tweed, Hadley & McCloy LLP   Wilmer Cutler Pickering Hale and Dorr LLP
1 Chase Manhattan Plaza               60 State Street
New York, NY 10005                    Boston, MA 02109
Telephone: (212) 530-5000             Telephone: (617) 526-6000
Fax: (212) 530-5219                   Facsimile: (617) 526-5000
Attention: Luc A. Despins, Esq.       Attention: Dennis Jenkins, Esq.
           Matthew S. Barr, Esq.                 George W. Shuster, Jr., Esq.

                                      and

                                      Akin Gump Strauss Hauer & Feld LLP
                                      590 Madison Avenue
                                      New York, NY 10022
                                      Telephone: (212) 872-1000
                                      Facsimile: (212) 872-1002
                                      Attention: Michael S. Stamer, Esq.
                                                 Steven H. Scheinman. Esq.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt. Notices may be given by United States of America counsel to the party hereto.

     11. Several Liability. The obligations of the parties to this Agreement hereunder are ratable and several and not joint nor joint and several, and no party to this Agreement shall be liable for any breach or nonperformance by any other party to this Agreement.

     12. Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).


*** Confidential treatment requested by Satmex.

     13. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     14. Good Faith. Each of the signatories to this Agreement agrees to cooperate in good faith with each other to facilitate the performance by the parties of their respective obligations hereunder and the purposes of this Agreement.

     15. Amendments and Modifications. This Agreement may be amended, modified, or supplemented, and any term or condition of this Agreement may be waived, only in writing signed by the Company and the Additional Supporting Holder. Notwithstanding the foregoing, the Company may not agree to any amendment, modification, supplement or waiver that has, or could reasonably be expected to have, a material adverse effect on the Restructuring or the rights of the Supporting FRN Holders or Supporting HYB Holders under the Restructuring Agreement, unless such amendment, modification, supplement or waiver has been consented to by a majority (in principal amount) of the Supporting FRN Holders and a majority (in principal amount) of the Supporting HYB Holders.

     16. Jurisdiction. By its execution and delivery of this Agreement, each of the signatories to this Agreement (i) irrevocably and unconditionally agrees that so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court and (ii) so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, expressly waives any other forum that may correspond by virtue of domicile, whether present or future, or otherwise. The foregoing shall not preclude the jurisdiction of the Mexican Bankruptcy Court with respect to any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with the Concurso Plan contemplated by this Agreement, and the rights and obligations of the parties thereunder, including all matters of construction, validity and performance thereunder.

     17. Specific Performance. It is understood and agreed by each of the signatories to this Agreement that money damages may not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance, injunctive, recessionary or other equitable relief as a remedy for any such breach.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart. Any Person may become party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement and/or, if applicable, in accordance with section 5(c), executing an Accession Agreement. Upon the delivery of such executed signature pages and/or Accession Agreement to the Company, such Person shall be deemed to be a Supporting Holder as if it had been an initial signatory hereto.

     19. Consideration. It is hereby acknowledged by each of the parties that no consideration (other than the obligations of the other parties under this Agreement) shall be due or paid to the parties for their agreement to support the transactions contemplated herein.

     20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

     IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

                                        SATELITES MEXICANOS, S.A. DE C.V.


                                        By: /s/ Cynthia Pelini Addario
                                            ------------------------------------
                                        Name: Cynthia Pelini Addario
                                        Title: EVP Finance & Administration


                                        By: /s/ Carmen Ochoa
                                            ------------------------------------
                                        Name: Carmen Ochoa
                                        Title: General Counsel

                                        ADDITIONAL SUPPORTING HOLDER

                                                   ***


                                        By:          ***
                                            ------------------------------------
                                        Name:        ***
                                        Title:       ***


                                                 ***                 hereby
                                        represents that it is the beneficial
                                        owner and/or investment advisor or
                                        manager (with the power to vote and
                                        dispose of all or substantially all of
                                        the Existing Notes held on behalf of
                                        their beneficial owner) of discretionary accounts for holders of beneficial owners of, the aggregate principal amount of the Existing Notes listed below.

                                        Principal Amount of FRNs: ***

                                        Principal Amount of HYBs: N/A

***  Confidential Treatment Requested by Satmex

                                    EXHIBIT A

                                  CONCURSO PLAN

                                     OMITTED

                                    EXHIBIT B

                             INSTRUMENT OF ACCESSION

     The undersigned __________________ (the "Transferee"), as a condition precedent to becoming the beneficial holder and/or owner of [INSERT FACE AMOUNT OF FRNS] of [Senior Secured Floating Rate Notes due June 30, 2004 ("FRNs")] [and/or [INSERT FACE AMOUNT OF HYBS] of 10-1/8% Senior Notes due 2004 ("HYBs")] (the "Existing Notes") issued by SATELITES MEXICANOS, S.A. DE C.V. (the "Company"), (a) hereby agrees to become a party to and bound by the terms and conditions of that certain Support Agreement by and between the Company and [__________________] (the "Additional Supporting Holder"), dated as of May ____, 2006 (as amended or modified, the "Support Agreement") and assume all of the Additional Supporting Holder's(1) obligations thereunder, (b) hereby agrees that the Existing Notes, together with any FRNs and/or HYBs previously owned or hereafter acquired by the Transferee, shall be subject to and bound by the Support Agreement, and (c) represents and warrants that it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary for such Transferee to decide to support the Restructuring through the Chapter 11 Plan as described in the Support Agreement and Concurso Plan. This Instrument of Accession shall take effect and shall become an integral part of the Support Agreement immediately upon execution and delivery to the Company of this Instrument and the Transferee shall be deemed to be a party to the Support Agreement (and bound by all of its rights and obligations) as if it had been an initial signatory thereto.

     IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of ____________, 2006.

                                        [Entity Name]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Contact Information:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

----------
(1) Capitalized terms not defined herein shall have the meaning ascribed to such term in the Support Agreement.

ACKNOWLEDGED:

SATELITES MEXICANOS, S.A. DE C.V.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                SUPPORT AGREEMENT

     This Support Agreement (together with the exhibits and signature pages hereto, the "Agreement"), dated as of May 10, 2006, is entered into by and among Satelites Mexicanos, S.A. de C.V. (the "Company") and the undersigned beneficial owner (or investment manager or advisor with power to vote or dispose of all or substantially all of the relevant securities on behalf of the beneficial owner) (the "Additional Supporting Holder") of the Company's Senior Secured Floating Rate Notes due June 30, 2004 (the "FRNs") and/or the Company's 10-1/8% Senior Notes due November 1, 2004 (the "HYBs") identified on the signature page hereto (the "Existing Notes").

                                    RECITALS

     WHEREAS, on June 29, 2005, the Company initiated a proceeding under the Ley de Concursos Mercantiles (as amended from time to time, the "MBRA"), which proceeding is currently pending before the Second Federal District Court for Civil Matters in Mexico City, Mexico under file number 129/2005 (the "Concurso Proceeding");

     WHEREAS, subject to certain conditions, the Company; certain beneficial holders of FRNs (the "Supporting FRN Holders"); certain beneficial holders of HYBs (the "Supporting HYB Holders", and, together with the Supporting FRN Holders, the "Supporting Holders"); and certain equity holders of the Company are parties to that certain Restructuring Agreement (defined below) pursuant to which they have agreed to support the restructuring of the debt and equity of the Company on substantially the terms and conditions described in the Concurso Agreement attached hereto as Exhibit A (the "Concurso Plan") through the (i) approval of the Concurso Plan and termination of the Concurso Proceeding pursuant to the MBRA and (ii) the consummation of the Chapter 11 Plan (defined below) (the "Restructuring");

     WHEREAS, the agreement of the Company and the Supporting HYB Holders to execute and deliver the Concurso Plan in accordance with the Restructuring Agreement is contingent upon, inter alia, the Additional Supporting Holder agreeing, pursuant to the terms hereof, to support the Restructuring;

     WHEREAS, as specified further herein, to consummate the implementation of the Restructuring, the Additional Supporting Holder is prepared to commit, on the terms and subject to the conditions of this Agreement and applicable bankruptcy law, to, if and when solicited to do so, vote (or, in the case of managed accounts, instruct its custodial agents to vote) to accept the Chapter 11 Plan, to support confirmation of the Chapter 11 Plan, and to perform its other obligations hereunder, if any.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties signatory to this Agreement, intending to be bound hereby, agrees as follows:

     1. Definitions. Capitalized terms not otherwise defined above or in this
Section 1 shall have the meaning ascribed to them in the Concurso Plan. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Sections 101-1532 (as may be amended).

          (b) "Chapter 11 Plan" means a plan of reorganization with respect to the Company under the Bankruptcy Code, which plan shall (i) be filed in the United States Bankruptcy Court for the Southern District of New York in accordance with applicable provisions of the Bankruptcy Code and (ii) provide for the implementation of the Restructuring substantially on the terms and conditions described in the Concurso Plan.

          (c) "Effective Date" means the first business day on which (a) all conditions precedent to the effectiveness of the Chapter 11 Plan have been satisfied or waived pursuant to the terms of the Chapter 11 Plan and (b) an order by the Bankruptcy Court confirming the Chapter 11 Plan becomes a final and non-appealable order.

          (d) "Solicitation Materials" means a disclosure statement for the Chapter 11 Plan prepared in accordance with the requirements of section 1125 of the Bankruptcy Code, ballots to vote for or against the Chapter 11 Plan and other related materials that are distributed by the Company in accordance with an order of the Bankruptcy Court authorizing, among other things, procedures for the solicitation of votes on the Chapter 11 Plan.

          (e) "Transfer" means to, directly or indirectly (whether by one or more transactions) (i) sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in or
(ii) enter into an agreement, commitment or other arrangement to sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in, or the act thereof.

     2. Agreement to Complete Restructuring and Consummate Concurso Plan and Chapter 11 Plan.

     From and after the date hereof and until the earlier of the (i) termination of this Agreement in accordance with the terms specified herein and (ii) the Effective Date:

          (a) The Additional Supporting Holder agrees to vote (or, in the case of managed accounts, instruct the custodial agent to vote) all Existing Notes held or owned (directly or indirectly) by the Additional Supporting Holder to accept the Chapter 11 Plan promptly upon receipt of the Solicitation Materials (but in all events before any deadlines for submitting such votes). The Additional Supporting Holder may not revoke, withdraw or modify any ballot tendered in connection with a vote to accept the Chapter 11 Plan; provided, however, that if any term or condition of the Chapter 11 Plan is modified, amended or waived in any material respect such that a Supporting Holder shall have the right to revoke, withdraw or modify its vote to accept the Chapter 11 Plan under applicable law or otherwise, then the Additional Supporting Holder shall have the right to revoke, withdraw, or modify its vote to accept the Chapter 11 Plan prior to the Effective Date.

          (b) The Additional Supporting Holder agrees that (i) it will not, directly or indirectly, execute, vote (or, in the case of managed accounts, instruct the custodial agent to vote) for, consent to, provide any support for, participate in the formulation of, or solicit or encourage others to formulate any bankruptcy plan, convenio concursal, restructuring, reorganization, liquidation or similar arrangement (in whatever jurisdiction proposed) for the Company or of any of its affiliates other than the Restructuring, the Concurso Plan, and the Chapter 11 Plan; (ii) it will not, directly or indirectly, object to, or otherwise commence any proceeding to oppose, the Restructuring or the Concurso Plan or Chapter 11 Plan and will not, directly or indirectly, take any action in opposition to, or that would unreasonably delay the consummation of, the Restructuring or the Concurso Plan or Chapter 11 Plan; (iii) it will support the Restructuring and approval of the Concurso Plan and the Chapter 11 Plan;
(iv) if an FRN holder, it will not request (or support any other FRN holder or other party requesting) or otherwise file any motion or commence any action or proceeding, seeking adequate protection; (v) if an FRN holder, except as otherwise required to effect the Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of the Company; and (vi) it will support the restructuring of Servicios Corporativos Satelitales, S.A. de C.V. (the "Servicios Restructuring") and, if an FRN holder, except as otherwise required to effect the Servicios Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of Servicios; provided, however, that nothing in this Agreement shall require the Additional Supporting Holder to indemnify the indenture trustee for the FRNs or the HYBs or the collateral trustee for the FRNs.

          (c) The Additional Supporting Holder shall (x) forbear (and agrees not to give instructions to any applicable indenture trustee or agent or other person that are inconsistent with the terms and conditions of this Agreement) from the exercise of any rights, powers or remedies against the Company or any affiliate it may have (including the right to call a default or seek payment or any other relief in connection with any of the Existing Notes) under (a) the Existing Notes, (b) any applicable documents governing any of the Existing Notes, (c) any applicable law in connection with the Existing Notes and/or such documents or (d) the Concurso Proceeding and (y) not challenge or cause to be challenged the order entered by the Mexican Bankruptcy Court approving the Concurso Plan; provided, however, that this section 2(c) shall not apply to actions in furtherance of the Restructuring that are consistent with this Agreement and the Concurso Plan or the Chapter 11 Plan. Additionally, the Additional Supporting Holder will direct the indenture trustee for the FRNs and the HYBs and any collateral trustee for the FRNs, each as reasonably necessary and as applicable, to take actions in furtherance of the Restructuring, the Concurso Plan, and the Chapter 11 Plan; provided, further, that no direction shall be required if it involves indemnification by the Additional Supporting Holder of any party.

     3. Transfer of Existing Notes; Acquisition of FRNs or HYBs.

          (a) The Additional Supporting Holder hereby agrees that it shall not Transfer any of the Existing Notes unless the transferee executes the Instrument of Accession attached hereto as Exhibit B. The transferee must deliver to the Company a copy of such executed Instrument of Accession within three (3) business days after the effectiveness of any Transfer. Upon the delivery of such executed Instrument of Accession, the Additional Supporting Holder shall have no further obligation or liability hereunder with respect to the transferred Existing Notes (and, in the case of a Transfer of all Existing Notes held by the Additional Supporting Holder, shall have no further obligation or liability hereunder whatsoever) other than for any default by the Additional Supporting Holder that occurred prior to the effectiveness of the Transfer. If the Additional Supporting Holder Transfers any Existing Notes without the transferee executing and delivering the Instrument of Accession to the Company in accordance with this section 3(a), the Transfer of such Existing Notes shall be deemed ineffective to transfer any right to accept or reject the Chapter 11 Plan, which right shall remain with and be exercised only by the Additional Supporting Holder.

          (b) In addition to the restrictions specified in Section 3(a), the Additional Supporting Holder, except if is not domiciled in the United States of America, hereby agrees that prior to delivery of its vote to accept the Chapter 11 Plan, it shall not, without the prior written consent of the Company (not to be unreasonably withheld), Transfer any Existing Note that is an FRN to a transferee unless the transferee is (x) a Person (as defined in the Bankruptcy
Code) domiciled in the United States of America or with a place of business in the United States of America, (y) is a fund managed by a person domiciled in the United States of America or with a place of business in the United States of America or (z) already a holder of FRNs and is party to an agreement with the Company to support the Restructuring.

          (c) The Additional Supporting Holder further agrees that any and all FRNs or HYBs acquired by such Additional Supporting Holder following the date of this Agreement shall be subject to the terms and conditions of this Agreement and shall be deemed to be Existing Notes and subject to the same treatment as the Existing Notes held by such Additional Supporting Holder as of the date hereof. Notwithstanding anything contrary to the foregoing, if the Additional Supporting Holder acquires or disposes of any FRNs or HYBs after the date hereof, it shall promptly send a written notice to the Company and all other parties identified in Section 10 hereof, specifying the type, amount and/or number (as applicable) of FRNs or HYBs acquired or disposed of.

     4. Termination. This Agreement shall automatically terminate upon delivery by the Conciliador to the Mexican Bankruptcy Court of the termination notice referenced in Clause Seventh of the Concurso Plan. This Agreement may be terminated, unless the Effective Date has occurred, as follows:

          (a) By the Additional Supporting Holder, if (i) an order confirming the Chapter 11 Plan is not entered on the docket of the Bankruptcy Court on or before January 31, 2007; (ii) the Effective Date has not occurred on or before the date that is sixty (60) days thereafter; (iii) the Restructuring Agreement dated as of March 31, 2006 between the Company, the Supporting Holders and certain other parties (the "Restructuring Agreement") shall be terminated as to all parties thereto; (iv) the Concurso Proceeding shall be converted to a quiebra under article 167 of the MBRA; (v) if the Chapter 11 Case shall be converted to a case under Chapter 7 of the Bankruptcy Code or a liquidating chapter 11 case; or (vi) if there is a total loss of the Company's satellite known as Satmex 6 Satellite prior to the Effective Date.

          (b) By the Company, if the Restructuring Agreement shall be terminated as to all parties thereto.

     5. Representations by Additional Supporting Holder.

          (a) The Additional Supporting Holder represents and warrants to the other signatories to this Agreement that:

          (i) if an entity, it is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

          (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part;

          (iii) the execution, delivery and performance by it of this Agreement does not (A) violate any provision of applicable law applicable to it or its certificate of incorporation or bylaws, or other organizational documents, or (B) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligations to which it is a party or under its certificate of incorporation, bylaws, or other governing instruments, in each case so that such violation, breach or conflict would materially adversely affect the ability of the Company to consummate the Chapter 11 Plan;

          (iv) this Agreement is a legally valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, including the provisions of the MBRA affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (v) as of the date of this Agreement, it is the beneficial owner of, or the investment adviser or manager for the beneficial owners of, or the indirect parent of the entity that holds, the Existing Notes, as specified on the signature page hereto, with full power and authority to vote and dispose of such securities;

          (vi) it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary to decide to support the Restructuring as described herein on an informed basis;

          (vii) it is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act; and

          (viii) it does not owe any fiduciary or similar duty to any other Person (as defined in the Bankruptcy Code) that would prevent it from taking any action required of it under this Agreement.

     6. No Solicitation. This Agreement is not intended to be, and each party to this Agreement acknowledges that it is not, a solicitation of the acceptance or rejection of any plan of reorganization for the Company pursuant to section 1125 of the Bankruptcy Code.

     7. Further Assurances. Each of the signatories to this Agreement hereby further covenants and agrees to execute and deliver all further documents, agreements and take all further action that in good faith may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

     8. No Waiver. Each of the signatories to this Agreement expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, or does, in any manner waive, limit, impair or restrict the ability of any party to this Agreement to protect and preserve all of its rights, remedies and interests, including without limitation, with respect to its claims against and interests in the Company or any of its assets.

     9. Complete Agreement. This Agreement, including the exhibits and signature pages hereto, constitutes the complete agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties to this Agreement. In the event that any provision of this Agreement conflicts with any exhibits or signature pages hereto, the provisions of this Agreement shall be controlling. If the Additional Supporting Holder should at any time become a party to the Restructuring Agreement, and if there is any conflict between this Agreement and that Restructuring Agreement, the Restructuring Agreement shall govern.

     10. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier or (d) transmitted by telecopy, and in each case,

if to the Company:                        if to the Additional Supporting Holder:

Rodolfo Gaona #86
Col. Lomas de Sotelo
Mexico D.F. 11200 Mexico                                     ***
Telephone: (52) (55) 2629-5808
Facsimile: (52) (55) 2629-5895
Attention: General Counsel

with a copy (which shall not constitute   with a copy (which shall not constitute
notice) to:                               notice) to:

Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, NY 10005                                          ***
Telephone: (212) 530-5000
Fax: (212) 530-5219
Attention: Luc A. Despins, Esq.
           Matthew S. Barr, Esq.

                                          and

                                          Wilmer Cutler Pickering Hale and Dorr LLP
                                          60 State Street
                                          Boston, MA 02109
                                          Telephone: (617) 526-6000
                                          Facsimile: (617) 526-5000
                                          Attention: Dennis Jenkins, Esq.
                                                     George W. Shuster, Jr., Esq.
                                          and

                                          Akin Gump Strauss Hauer & Feld LLP
                                          590 Madison Avenue
                                          New York, NY 10022
                                          Telephone: (212) 872-1000
                                          Facsimile: (212) 872-1002
                                          Attention: Michael S. Stamer, Esq.
                                                     Steven H. Scheinman. Esq.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt. Notices may be given by United States of America counsel to the party hereto.

*** Confidential Treatment Requested by Satmex.

     11. Several Liability. The obligations of the parties to this Agreement hereunder are ratable and several and not joint nor joint and several, and no party to this Agreement shall be liable for any breach or nonperformance by any other party to this Agreement.

     12. Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     13. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     14. Good Faith. Each of the signatories to this Agreement agrees to cooperate in good faith with each other to facilitate the performance by the parties of their respective obligations hereunder and the purposes of this Agreement.

     15. Amendments and Modifications. This Agreement may be amended, modified, or supplemented, and any term or condition of this Agreement may be waived, only in writing signed by the Company and the Additional Supporting Holder. Notwithstanding the foregoing, the Company may not agree to any amendment, modification, supplement or waiver that has, or could reasonably be expected to have, a material adverse effect on the Restructuring or the rights of the Supporting FRN Holders or Supporting HYB Holders under the Restructuring Agreement, unless such amendment, modification, supplement or waiver has been consented to by a majority (in principal amount) of the Supporting FRN Holders and a majority (in principal amount) of the Supporting HYB Holders.

     16. Jurisdiction. By its execution and delivery of this Agreement, each of the signatories to this Agreement (i) irrevocably and unconditionally agrees that so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court and (ii) so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, expressly waives any other forum that may correspond by virtue of domicile, whether present or future, or otherwise. The foregoing shall not preclude the jurisdiction of the Mexican Bankruptcy Court with respect to any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with the Concurso Plan contemplated by this Agreement, and the rights and obligations of the parties thereunder, including all matters of construction, validity and performance thereunder.

     17. Specific Performance. It is understood and agreed by each of the signatories to this Agreement that money damages may not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance, injunctive, recessionary or other equitable relief as a remedy for any such breach.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart. Any Person may become party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement and/or, if applicable, in accordance with section 5(c), executing an Accession Agreement. Upon the delivery of such executed signature pages and/or Accession Agreement to the Company, such Person shall be deemed to be a Supporting Holder as if it had been an initial signatory hereto.

     19. Consideration. It is hereby acknowledged by each of the parties that no consideration (other than the obligations of the other parties under this Agreement) shall be due or paid to the parties for their agreement to support the transactions contemplated herein.

     20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

     IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

                                        SATELITES MEXICANOS, S.A. DE C.V.


                                        By: /s/ Cynthia Pelini Addario
                                            ------------------------------------
                                        Name: Cynthia Pelini Addario
                                        Title: EVP Finance & Administration


                                        By: /s/ Carmen Ochoa
                                            ------------------------------------
                                        Name: Carmen Ochoa
                                        Title: General Counsel


                                        ADDITIONAL SUPPORTING HOLDER

                                        ***


                                        By: ***
                                            ------------------------------------
                                        Name: ***
                                        Title: ***

                                        *** Incorporated hereby represents that
                                        it is the beneficial owner and/or
                                        investment advisor or manager (with the
                                        power to vote and dispose of all or
                                        substantially all of the Existing Notes
                                        held on behalf of their beneficial
                                        owner) of discretionary accounts for
                                        holders of beneficial owners of, the
                                        aggregate principal amount of the
                                        Existing Notes listed below.

                                        Principal Amount of FRNs: ***

                                        Principal Amount of HYBs: N/A

***  Confidential Treatment Requested by Satmex

                                    EXHIBIT A

                                  CONCURSO PLAN

                                     OMITTED

                                    EXHIBIT B

                             INSTRUMENT OF ACCESSION

     The undersigned _______________ (the "Transferee"), as a condition precedent to becoming the beneficial holder and/or owner of [INSERT FACE AMOUNT OF FRNS] of [Senior Secured Floating Rate Notes due June 30, 2004 ("FRNs")] [and/or [INSERT FACE AMOUNT OF HYBs] of 10-1/8% Senior Notes due 2004 ("HYBs")] (the "Existing Notes") issued by SATELITES MEXICANOS, S.A. DE C.V. (the "Company"), (a) hereby agrees to become a party to and bound by the terms and conditions of that certain Support Agreement by and between the Company and [____________________] (the "Additional Supporting Holder"), dated as of May ___, 2006 (as amended or modified, the "Support Agreement") and assume all of the Additional Supporting Holder's(1) obligations thereunder, (b) hereby agrees that the Existing Notes, together with any FRNs and/or HYBs previously owned or hereafter acquired by the Transferee, shall be subject to and bound by the Support Agreement, and (c) represents and warrants that it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary for such Transferee to decide to support the Restructuring through the Chapter 11 Plan as described in the Support Agreement and Concurso Plan. This Instrument of Accession shall take effect and shall become an integral part of the Support Agreement immediately upon execution and delivery to the Company of this Instrument and the Transferee shall be deemed to be a party to the Support Agreement (and bound by all of its rights and obligations) as if it had been an initial signatory thereto.

     IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of ____________, 2006.

                                        [Entity Name]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Contact Information:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

----------
(1) Capitalized terms not defined herein shall have the meaning ascribed to such term in the Support Agreement.

ACKNOWLEDGED:

SATELITES MEXICANOS, S.A. DE C.V.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                SUPPORT AGREEMENT

     This Support Agreement (together with the exhibits and signature pages hereto, the "Agreement"), dated as of May 12, 2006, is entered into by and among Satelites Mexicanos, S.A. de C.V. (the "Company") and the undersigned beneficial owner (or investment manager or advisor with power to vote or dispose of all or substantially all of the relevant securities on behalf of the beneficial owner) (the "Additional Supporting Holder") of the Company's Senior Secured Floating Rate Notes due June 30, 2004 (the "FRNs") and/or the Company's 10-1/8% Senior Notes due November 1, 2004 (the "HYBs") identified on the signature page hereto (the "Existing Notes").

                                    RECITALS

     WHEREAS, on June 29, 2005, the Company initiated a proceeding under the Ley de Concursos Mercantiles (as amended from time to time, the "MBRA"), which proceeding is currently pending before the Second Federal District Court for Civil Matters in Mexico City, Mexico under file number 129/2005 (the "Concurso Proceeding");

     WHEREAS, subject to certain conditions, the Company; certain beneficial holders of FRNs (the "Supporting FRN Holders"); certain beneficial holders of HYBs (the "Supporting HYB Holders", and, together with the Supporting FRN Holders, the "Supporting Holders"); and certain equity holders of the Company are parties to that certain Restructuring Agreement (defined below) pursuant to which they have agreed to support the restructuring of the debt and equity of the Company on substantially the terms and conditions described in the Concurso Agreement attached hereto as Exhibit A (the "Concurso Plan") through the (i) approval of the Concurso Plan and termination of the Concurso Proceeding pursuant to the MBRA and (ii) the consummation of the Chapter 11 Plan (defined below) (the "Restructuring");

     WHEREAS, the agreement of the Company and the Supporting HYB Holders to execute and deliver the Concurso Plan in accordance with the Restructuring Agreement is contingent upon, inter alia, the Additional Supporting Holder agreeing, pursuant to the terms hereof, to support the Restructuring;

     WHEREAS, as specified further herein, to consummate the implementation of the Restructuring, the Additional Supporting Holder is prepared to commit, on the terms and subject to the conditions of this Agreement and applicable bankruptcy law, to, if and when solicited to do so, vote (or, in the case of managed accounts, instruct its custodial agents to vote) to accept the Chapter 11 Plan, to support confirmation of the Chapter 11 Plan, and to perform its other obligations hereunder, if any.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties signatory to this Agreement, intending to be bound hereby, agrees as follows:

     1. Definitions. Capitalized terms not otherwise defined above or in this
Section 1 shall have the meaning ascribed to them in the Concurso Plan. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Sections 101-1532 (as may be amended).


          (b) "Chapter 11 Plan" means a plan of reorganization with respect to the Company under the Bankruptcy Code, which plan shall (i) be filed in the United States Bankruptcy Court for the Southern District of New York in accordance with applicable provisions of the Bankruptcy Code and (ii) provide for the implementation of the Restructuring substantially on the terms and conditions described in the Concurso Plan.

          (c) "Effective Date" means the first business day on which (a) all conditions precedent to the effectiveness of the Chapter 11 Plan have been satisfied or waived pursuant to the terms of the Chapter 11 Plan and (b) an order by the Bankruptcy Court confirming the Chapter 11 Plan becomes a final and non-appealable order.

          (d) "Solicitation Materials" means a disclosure statement for the Chapter 11 Plan prepared in accordance with the requirements of section 1125 of the Bankruptcy Code, ballots to vote for or against the Chapter 11 Plan and other related materials that are distributed by the Company in accordance with an order of the Bankruptcy Court authorizing, among other things, procedures for the solicitation of votes on the Chapter 11 Plan.

          (e) "Transfer" means to, directly or indirectly (whether by one or more transactions) (i) sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in or
(ii) enter into an agreement, commitment or other arrangement to sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in, or the act thereof.

     2. Agreement to Complete Restructuring and Consummate Concurso Plan and Chapter 11 Plan.

     From and after the date hereof and until the earlier of the (i) termination of this Agreement in accordance with the terms specified herein and (ii) the Effective Date:

          (a) The Additional Supporting Holder agrees to vote (or, in the case of managed accounts, instruct the custodial agent to vote) all Existing Notes held or owned (directly or indirectly) by the Additional Supporting Holder to accept the Chapter 11 Plan promptly upon receipt of the Solicitation Materials (but in all events before any deadlines for submitting such votes). The Additional Supporting Holder may not revoke, withdraw or modify any ballot tendered in connection with a vote to accept the Chapter 11 Plan; provided, however, that if any term or condition of the Chapter 11 Plan is modified, amended or waived in any material respect such that a Supporting Holder shall have the right to revoke, withdraw or modify its vote to accept the Chapter 11 Plan under applicable law or otherwise, then the Additional Supporting

Holder shall have the right to revoke, withdraw, or modify its vote to accept the Chapter 11 Plan prior to the Effective Date.

          (b) The Additional Supporting Holder agrees that (i) it will not, directly or indirectly, execute, vote (or, in the case of managed accounts, instruct the custodial agent to vote) for, consent to, provide any support for, participate in the formulation of, or solicit or encourage others to formulate any bankruptcy plan, convenio concursal, restructuring, reorganization, liquidation or similar arrangement (in whatever jurisdiction proposed) for the Company or of any of its affiliates other than the Restructuring, the Concurso Plan, and the Chapter 11 Plan; (ii) it will not, directly or indirectly, object to, or otherwise commence any proceeding to oppose, the Restructuring or the Concurso Plan or Chapter 11 Plan and will not, directly or indirectly, take any action in opposition to, or that would unreasonably delay the consummation of, the Restructuring or the Concurso Plan or Chapter 11 Plan; (iii) it will support the Restructuring and approval of the Concurso Plan and the Chapter 11 Plan;
(iv) if an FRN holder, it will not request (or support any other FRN holder or other party requesting) or otherwise file any motion or commence any action or proceeding, seeking adequate protection; (v) if an FRN holder, except as otherwise required to effect the Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of the Company; and (vi) it will support the restructuring of Servicios Corporativos Satelitales, S.A. de C.V. (the "Servicios Restructuring") and, if an FRN holder, except as otherwise required to effect the Servicios Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of Servicios; provided, however, that nothing in this Agreement shall require the Additional Supporting Holder to indemnify the indenture trustee for the FRNs or the HYBs or the collateral trustee for the FRNs.

          (c) The Additional Supporting Holder shall (x) forbear (and agrees not to give instructions to any applicable indenture trustee or agent or other person that are inconsistent with the terms and conditions of this Agreement) from the exercise of any rights, powers or remedies against the Company or any affiliate it may have (including the right to call a default or seek payment or any other relief in connection with any of the Existing Notes) under (a) the Existing Notes, (b) any applicable documents governing any of the Existing Notes, (c) any applicable law in connection with the Existing Notes and/or such documents or (d) the Concurso Proceeding and (y) not challenge or cause to be challenged the order entered by the Mexican Bankruptcy Court approving the Concurso Plan; provided, however, that this section 2(c) shall not apply to actions in furtherance of the Restructuring that are consistent with this Agreement and the Concurso Plan or the Chapter 11 Plan. Additionally, the Additional Supporting Holder will direct the indenture trustee for the FRNs and the HYBs and any collateral trustee for the FRNs, each as reasonably necessary and as applicable, to take actions in furtherance of the Restructuring, the Concurso Plan, and the Chapter 11 Plan; provided, further, that no direction shall be required if it involves indemnification by the Additional Supporting Holder of any party.

     3. Transfer of Existing Notes; Acquisition of FRNs or HYBs.

          (a) The Additional Supporting Holder hereby agrees that it shall not Transfer any of the Existing Notes unless the transferee executes the Instrument of Accession attached hereto as Exhibit B. The transferee must deliver to the Company a copy of such executed Instrument of Accession within three (3) business days after the effectiveness of any Transfer. Upon the delivery of such executed Instrument of Accession, the Additional Supporting Holder shall have no further obligation or liability hereunder with respect to the transferred Existing Notes (and, in the case of a Transfer of all Existing Notes held by the Additional Supporting Holder, shall have no further obligation or liability hereunder whatsoever) other than for any default by the Additional Supporting Holder that occurred prior to the effectiveness of the Transfer. If the Additional Supporting Holder Transfers any Existing Notes without the transferee executing and delivering the Instrument of Accession to the Company in accordance with this section 3(a), the Transfer of such Existing Notes shall be deemed ineffective to transfer any right to accept or reject the Chapter 11 Plan, which right shall remain with and be exercised only by the Additional Supporting Holder.

          (b) In addition to the restrictions specified in Section 3(a), the Additional Supporting Holder, except if is not domiciled in the United States of America, hereby agrees that prior to delivery of its vote to accept the Chapter 11 Plan, it shall not, without the prior written consent of the Company (not to be unreasonably withheld), Transfer any Existing Note that is an FRN to a transferee unless the transferee is (x) a Person (as defined in the Bankruptcy
Code) domiciled in the United States of America or with a place of business in the United States of America, (y) is a fund managed by a person domiciled in the United States of America or with a place of business in the United States of America or (z) already a holder of FRNs and is party to an agreement with the Company to support the Restructuring.

          (c) The Additional Supporting Holder further agrees that any and all FRNs or HYBs acquired by such Additional Supporting Holder following the date of this Agreement shall be subject to the terms and conditions of this Agreement and shall be deemed to be Existing Notes and subject to the same treatment as the Existing Notes held by such Additional Supporting Holder as of the date hereof. Notwithstanding anything contrary to the foregoing, if the Additional Supporting Holder acquires or disposes of any FRNs or HYBs after the date hereof, it shall promptly send a written notice to the Company and all other parties identified in Section 10 hereof, specifying the type, amount and/or number (as applicable) of FRNs or HYBs acquired or disposed of.

     4. Termination. This Agreement shall automatically terminate upon delivery by the Conciliador to the Mexican Bankruptcy Court of the termination notice referenced in Clause Seventh of the Concurso Plan. This Agreement may be terminated, unless the Effective Date has occurred, as follows:

          (a) By the Additional Supporting Holder, if (i) an order confirming the Chapter 11 Plan is not entered on the docket of the Bankruptcy Court on or before January 31, 2007; (ii) the Effective Date has not occurred on or before the date that is sixty (60) days thereafter; (iii) the Restructuring Agreement dated as of March 31, 2006 between the Company, the Supporting Holders and certain other parties (the "Restructuring Agreement") shall be terminated as to all parties thereto; (iv) the Concurso Proceeding shall be converted to a quiebra under article 167 of the MBRA; (v) if the Chapter 11 Case shall be converted to a case under Chapter 7 of the Bankruptcy Code or a liquidating chapter 11 case; or (vi) if there is a total loss of the Company's satellite known as Satmex 6 Satellite prior to the Effective Date.

          (b) By the Company, if the Restructuring Agreement shall be terminated as to all parties thereto.

     5. Representations by Additional Supporting Holder.

          (a) The Additional Supporting Holder represents and warrants to the other signatories to this Agreement that:

          (i) if an entity, it is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

          (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part;

          (iii) the execution, delivery and performance by it of this Agreement does not (A) violate any provision of applicable law applicable to it or its certificate of incorporation or bylaws, or other organizational documents, or (B) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligations to which it is a party or under its certificate of incorporation, bylaws, or other governing instruments, in each case so that such violation, breach or conflict would materially adversely affect the ability of the Company to consummate the Chapter 11 Plan;

          (iv) this Agreement is a legally valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, including the provisions of the MBRA affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (v) as of the date of this Agreement, it is the beneficial owner of, or the investment adviser or manager for the beneficial owners of, or the indirect parent of the entity that holds, the Existing Notes, as specified on the signature page hereto, with full power and authority to vote and dispose of such securities;

          (vi) it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary to decide to support the Restructuring as described herein on an informed basis;

          (vii) it is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act; and

          (viii) it does not owe any fiduciary or similar duty to any other Person (as defined in the Bankruptcy Code) that would prevent it from taking any action required of it under this Agreement.

     6. No Solicitation. This Agreement is not intended to be, and each party to this Agreement acknowledges that it is not, a solicitation of the acceptance or rejection of any plan of reorganization for the Company pursuant to section 1125 of the Bankruptcy Code.

     7. Further Assurances. Each of the signatories to this Agreement hereby further covenants and agrees to execute and deliver all further documents, agreements and take all further action that in good faith may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

     8. No Waiver. Each of the signatories to this Agreement expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, or does, in any manner waive, limit, impair or restrict the ability of any party to this Agreement to protect and preserve all of its rights, remedies and interests, including without limitation, with respect to its claims against and interests in the Company or any of its assets.

     9. Complete Agreement. This Agreement, including the exhibits and signature pages hereto, constitutes the complete agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties to this Agreement. In the event that any provision of this Agreement conflicts with any exhibits or signature pages hereto, the provisions of this Agreement shall be controlling. If the Additional Supporting Holder should at any time become a party to the Restructuring Agreement, and if there is any conflict between this Agreement and that Restructuring Agreement, the Restructuring Agreement shall govern.

     10. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier or (d) transmitted by telecopy, and in each case,
if to the Company:                    if to the Additional Supporting Holder:

Rodolfo Gaona #86                     ***
Col. Lomas de Sotelo
Mexico D.F. 11200 Mexico
Telephone: (52) (55) 2629-5808
Facsimile: (52) (55) 2629-5895
Attention: General Counsel

with a copy (which shall not          with a copy (which shall not constitute
constitute notice) to:                notice) to:

Milbank, Tweed, Hadley & McCloy LLP   Wilmer Cutler Pickering Hale and Dorr LLP
1 Chase Manhattan Plaza               60 State Street
New York, NY 10005                    Boston, MA 02109
Telephone: (212) 530-5000             Telephone: (617) 526-6000
Fax: (212) 530-5219                   Facsimile: (617) 526-5000
Attention: Luc A. Despins, Esq.       Attention: Dennis Jenkins, Esq.
           Matthew S. Barr, Esq.                 George W. Shuster, Jr., Esq.

                                      and

                                      Akin Gump Strauss Hauer & Feld LLP
                                      590 Madison Avenue
                                      New York, NY 10022
                                      Telephone: (212) 872-1000
                                      Facsimile: (212) 872-1002
                                      Attention: Michael S. Stamer, Esq.
                                                 Steven H. Scheinman. Esq.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt. Notices may be given by United States of America counsel to the party hereto.

     11. Several Liability. The obligations of the parties to this Agreement hereunder are ratable and several and not joint nor joint and several, and no party to this Agreement shall be liable for any breach or nonperformance by any other party to this Agreement.

     12. Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF

***  Confidential Treatment Requested by Satmex

NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     13. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     14. Good Faith. Each of the signatories to this Agreement agrees to cooperate in good faith with each other to facilitate the performance by the parties of their respective obligations hereunder and the purposes of this Agreement.

     15. Amendments and Modifications. This Agreement may be amended, modified, or supplemented, and any term or condition of this Agreement may be waived, only in writing signed by the Company and the Additional Supporting Holder. Notwithstanding the foregoing, the Company may not agree to any amendment, modification, supplement or waiver that has, or could reasonably be expected to have, a material adverse effect on the Restructuring or the rights of the Supporting FRN Holders or Supporting HYB Holders under the Restructuring Agreement, unless such amendment, modification, supplement or waiver has been consented to by a majority (in principal amount) of the Supporting FRN Holders and a majority (in principal amount) of the Supporting HYB Holders.

     16. Jurisdiction. By its execution and delivery of this Agreement, each of the signatories to this Agreement (i) irrevocably and unconditionally agrees that so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court and (ii) so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, expressly waives any other forum that may correspond by virtue of domicile, whether present or future, or otherwise. The foregoing shall not preclude the jurisdiction of the Mexican Bankruptcy Court with respect to any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with the Concurso Plan contemplated by this Agreement, and the rights and obligations of the parties thereunder, including all matters of construction, validity and performance thereunder.

     17. Specific Performance. It is understood and agreed by each of the signatories to this Agreement that money damages may not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance, injunctive, recessionary or other equitable relief as a remedy for any such breach.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart. Any Person may become party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement and/or, if applicable, in accordance with section 5(c), executing an Accession Agreement. Upon the delivery of such executed signature pages and/or Accession Agreement to the Company, such Person shall be deemed to be a Supporting Holder as if it had been an initial signatory hereto.

     19. Consideration. It is hereby acknowledged by each of the parties that no consideration (other than the obligations of the other parties under this Agreement) shall be due or paid to the parties for their agreement to support the transactions contemplated herein.

     20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

     IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

                                        SATELITES MEXICANOS, S.A. DE C.V.


                                        By: /s/ Cynthia Pelini Addario
                                            ------------------------------------
                                        Name: Cynthia Pelini Addario
                                        Title: EVP Finance & Administration


                                        By: Carmen Ochoa
                                            ------------------------------------
                                        Name: Carmen Ochoa
                                        Title: General Counsel


                                        ADDITIONAL SUPPORTING HOLDER

                                        ***

                                        By: ***
                                        As Investment Manager

                                        By: ***
                                        General Partner.


                                        By: ***
                                            ------------------------------------
                                        Name: ***
                                        Title: ***

                                        ***
                                        hereby represents that it is the
                                        beneficial owner and/or investment
                                        advisor or manager (with the power to
                                        vote and dispose of all or substantially all of the Existing Notes held on behalf of their beneficial owner) of discretionary accounts for holders of beneficial owners of, the aggregate principal amount of the Existing Notes listed below.

                                        Principal Amount of FRNs: ***

                                        Principal Amount of HYBs: N/A

***  Confidential Treatment Requested by Satmex

                                    EXHIBIT A

                                  CONCURSO PLAN

                                     OMITTED

                                    EXHIBIT B

                             INSTRUMENT OF ACCESSION

     The undersigned ______________ (the "Transferee"), as a condition precedent to becoming the beneficial holder and/or owner of [INSERT FACE AMOUNT OF FRNS] of [Senior Secured Floating Rate Notes due June 30, 2004 ("FRNs")] [and/or [INSERT FACE AMOUNT OF HYBS] of 10-1/8% Senior Notes due 2004 ("HYBs")] (the "Existing Notes") issued by SATELITES MEXICANOS, S.A. DE C.V. (the "Company"),
(a) hereby agrees to become a party to and bound by the terms and conditions of that certain Support Agreement by and between the Company and [______] (the "Additional Supporting Holder"), dated as of May ______, 2006 (as amended or modified, the "Support Agreement") and assume all of the Additional Supporting Holder's(1) obligations thereunder, (b) hereby agrees that the Existing Notes, together with any FRNs and/or HYBs previously owned or hereafter acquired by the Transferee, shall be subject to and bound by the Support Agreement, and (c) represents and warrants that it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary for such Transferee to decide to support the Restructuring through the Chapter 11 Plan as described in the Support Agreement and Concurso Plan. This Instrument of Accession shall take effect and shall become an integral part of the Support Agreement immediately upon execution and delivery to the Company of this Instrument and the Transferee shall be deemed to be a party to the Support Agreement (and bound by all of its rights and obligations) as if it had been an initial signatory thereto.

     IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of ___________, 2006.

                                        [Entity Name]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Contact Information:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

----------
(1) Capitalized terms not defined herein shall have the meaning ascribed to such term in the Support Agreement.

ACKNOWLEDGED:

SATELITES MEXICANOS, S.A. DE C.V.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                SUPPORT AGREEMENT

     This Support Agreement (together with the exhibits and signature pages hereto, the "Agreement"), dated as of May 18, 2006, is entered into by and among Satelites Mexicanos, S.A. de C.V. (the "Company") and the undersigned beneficial owner (or investment manager or advisor with power to vote or dispose of all or substantially all of the relevant securities on behalf of the beneficial owner) (the "Additional Supporting Holder") of the Company's Senior Secured Floating Rate Notes due June 30, 2004 (the "FRNs") and/or the Company's 10-1/8% Senior Notes due November 1, 2004 (the "HYBs") identified on the signature page hereto (the "Existing Notes").

                                    RECITALS

     WHEREAS, on June 29, 2005, the Company initiated a proceeding under the Ley de Concursos Mercantiles (as amended from time to time, the "MBRA"), which proceeding is currently pending before the Second Federal District Court for Civil Matters in Mexico City, Mexico under file number 129/2005 (the "Concurso Proceeding");

     WHEREAS, subject to certain conditions, the Company; certain beneficial holders of FRNs (the "Supporting FRN Holders"); certain beneficial holders of HYBs (the "Supporting HYB Holders", and, together with the Supporting FRN Holders, the "Supporting Holders"); and certain equity holders of the Company are parties to that certain Restructuring Agreement (defined below) pursuant to which they have agreed to support the restructuring of the debt and equity of the Company on substantially the terms and conditions described in the Concurso Agreement attached hereto as Exhibit A (the "Concurso Plan") through the (i) approval of the Concurso Plan and termination of the Concurso Proceeding pursuant to the MBRA and (ii) the consummation of the Chapter 11 Plan (defined below) (the "Restructuring");

     WHEREAS, the agreement of the Company and the Supporting HYB Holders to execute and deliver the Concurso Plan in accordance with the Restructuring Agreement is contingent upon, inter alia, the Additional Supporting Holder agreeing, pursuant to the terms hereof, to support the Restructuring;

     WHEREAS, as specified further herein, to consummate the implementation of the Restructuring, the Additional Supporting Holder is prepared to commit, on the terms and subject to the conditions of this Agreement and applicable bankruptcy law, to, if and when solicited to do so, vote (or, in the case of managed accounts, instruct its custodial agents to vote) to accept the Chapter 11 Plan, to support confirmation of the Chapter 11 Plan, and to perform its other obligations hereunder, if any.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties signatory to this Agreement, intending to be bound hereby, agrees as follows:

     1. Definitions. Capitalized terms not otherwise defined above or in this
Section 1 shall have the meaning ascribed to them in the Concurso Plan. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Sections 101-1532 (as may be amended).

          (b) "Chapter 11 Plan" means a plan of reorganization with respect to the Company under the Bankruptcy Code, which plan shall (i) be filed in the United States Bankruptcy Court for the Southern District of New York in accordance with applicable provisions of the Bankruptcy Code and (ii) provide for the implementation of the Restructuring substantially on the terms and conditions described in the Concurso Plan.

          (c) "Effective Date" means the first business day on which (a) all conditions precedent to the effectiveness of the Chapter 11 Plan have been satisfied or waived pursuant to the terms of the Chapter 11 Plan and (b) an order by the Bankruptcy Court confirming the Chapter 11 Plan becomes a final and non-appealable order.

          (d) "Solicitation Materials" means a disclosure statement for the Chapter 11 Plan prepared in accordance with the requirements of section 1125 of the Bankruptcy Code, ballots to vote for or against the Chapter 11 Plan and other related materials that are distributed by the Company in accordance with an order of the Bankruptcy Court authorizing, among other things, procedures for the solicitation of votes on the Chapter 11 Plan.

          (e) "Transfer" means to, directly or indirectly (whether by one or more transactions) (i) sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in or
(ii) enter into an agreement, commitment or other arrangement to sell, pledge, assign, encumber, grant any option or any right with respect to, transfer or otherwise dispose of any participation or interest (whether a voting interest, an economic interest or otherwise) in, or the act thereof.

     2. Agreement to Complete Restructuring and Consummate Concurso Plan and Chapter 11 Plan.

     From and after the date hereof and until the earlier of the (i) termination of this Agreement in accordance with the terms specified herein and (ii) Effective Date:

          (a) The Additional Supporting Holder agrees to vote (or, in the case of managed accounts, instruct the custodial agent to vote) all Existing Notes held or owned (directly or indirectly) by the Additional Supporting Holder to accept the Chapter 11 Plan promptly upon receipt of the Solicitation Materials (but in all events before any deadlines for submitting such votes). The Additional Supporting Holder may not revoke, withdraw or modify any ballot tendered in connection with a vote to accept the Chapter 11 Plan; provided, however, that if any term or condition of the Chapter 11 Plan is modified, amended or waived in any material respect such that a Supporting Holder shall have the right to revoke, withdraw or modify its vote to accept the Chapter 11 Plan under applicable law or otherwise, then the Additional Supporting

Holder shall have the right to revoke, withdraw, or modify its vote to accept the Chapter 11 Plan prior to the Effective Date.

          (b) The Additional Supporting Holder agrees that (i) it will not, directly or indirectly, execute, vote (or, in the case of managed accounts, instruct the custodial agent to vote) for, consent to, provide any support for, participate in the formulation of, or solicit or encourage others to formulate any bankruptcy plan, convenio concursal, restructuring, reorganization, liquidation or similar arrangement (in whatever jurisdiction proposed) for the Company or of any of its affiliates other than the Restructuring, the Concurso Plan, and the Chapter 11 Plan; (ii) it will not, directly or indirectly, object to, or otherwise commence any proceeding to oppose, the Restructuring or the Concurso Plan or Chapter 11 Plan and will not, directly or indirectly, take any action in opposition to, or that would unreasonably delay the consummation of, the Restructuring or the Concurso Plan or Chapter 11 Plan; (iii) it will support the Restructuring and approval of the Concurso Plan and the Chapter 11 Plan;
(iv) if an FRN holder, it will not request (or support any other FRN holder or other party requesting) or otherwise file any motion or commence any action or proceeding, seeking adequate protection; (v) if an FRN holder, except as otherwise required to effect the Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of the Company; and (vi) it will support the restructuring of Servicios Corporativos Satelitales, S.A. de C.V. (the "Servicios Restructuring") and, if an FRN holder, except as otherwise required to effect the Servicios Restructuring, it will not, directly or indirectly through the collateral trustee for the FRNs, take or cause to be taken, by exercise of rights under the stock trusts securing the guarantees of the FRNs, any shareholder action of Servicios; provided, however, that nothing in this Agreement shall require the Additional Supporting Holder to indemnify the indenture trustee for the FRNs or the HYBs or the collateral trustee for the FRNs.

          (c) The Additional Supporting Holder shall (x) forbear (and agrees not to give instructions to any applicable indenture trustee or agent or other person that are inconsistent with the terms and conditions of this Agreement) from the exercise of any rights, powers or remedies against the Company or any affiliate it may have (including the right to call a default or seek payment or any other relief in connection with any of the Existing Notes) under (a) the Existing Notes, (b) any applicable documents governing any of the Existing Notes, (c) any applicable law in connection with the Existing Notes and/or such documents or (d) the Concurso Proceeding and (y) not challenge or cause to be challenged the order entered by the Mexican Bankruptcy Court approving the Concurso Plan; provided, however, that this section 2(c) shall not apply to actions in furtherance of the Restructuring that are consistent with this Agreement and the Concurso Plan or the Chapter 11 Plan. Additionally, the Additional Supporting Holder will direct the indenture trustee for the FRNs and the HYBs and any collateral trustee for the FRNs, each as reasonably necessary and as applicable, to take actions in furtherance of the Restructuring, the Concurso Plan, and the Chapter 11 Plan; provided, further, that no direction shall be required if it involves indemnification by the Additional Supporting Holder of any party.

     3. Transfer of Existing Notes; Acquisition of FRNs or HYBs.

          (a) The Additional Supporting Holder hereby agrees that it shall not Transfer any of the Existing Notes unless the transferee executes the Instrument of Accession attached hereto as Exhibit B. The transferee must deliver to the Company a copy of such executed Instrument of Accession within three (3) business days after the effectiveness of any Transfer. Upon the delivery of such executed Instrument of Accession, the Additional Supporting Holder shall have no further obligation or liability hereunder with respect to the transferred Existing Notes (and, in the case of a Transfer of all Existing Notes held by the Additional Supporting Holder, shall have no further obligation or liability hereunder whatsoever) other than for any default by the Additional Supporting Holder that occurred prior to the effectiveness of the Transfer. If the Additional Supporting Holder Transfers any Existing Notes without the transferee executing and delivering the Instrument of Accession to the Company in accordance with this section 3(a), the Transfer of such Existing Notes shall be deemed ineffective to transfer any right to accept or reject the Chapter 11 Plan, which right shall remain with and be exercised only by the Additional Supporting Holder.

          (b) In addition to the restrictions specified in Section 3(a), the Additional Supporting Holder, except if is not domiciled in the United States of America, hereby agrees that prior to delivery of its vote to accept the Chapter 11 Plan, it shall not, without the prior written consent of the Company (not to be unreasonably withheld), Transfer any Existing Note that is an FRN to a transferee unless the transferee is (x) a Person (as defined in the Bankruptcy
Code) domiciled in the United States of America or with a place of business in the United States of America, (y) is a fund managed by a person domiciled in the United States of America or with a place of business in the United States of America or (z) already a holder of FRNs and is party to an agreement with the Company to support the Restructuring.

          (c) The Additional Supporting Holder further agrees that any and all FRNs or HYBs acquired by such Additional Supporting Holder following the date of this Agreement shall be subject to the terms and conditions of this Agreement and shall be deemed to be Existing Notes and subject to the same treatment as the Existing Notes held by such Additional Supporting Holder as of the date hereof. Notwithstanding anything contrary to the foregoing, if the Additional Supporting Holder acquires or disposes of any FRNs or HYBs after the date hereof, it shall promptly send a written notice to the Company and all other parties identified in Section 10 hereof, specifying the type, amount and/or number (as applicable) of FRNs or HYBs acquired or disposed of Notwithstanding the foregoing or anything in this Agreement to the contrary, no participation or other interest of the Additional Supporting Holder in FRNs held by or acquired from a Supporting FRN Holder in accordance with the terms and restrictions of the Restructuring Agreement (defined below) shall be subject to this Agreement.

     4. Termination. This Agreement shall automatically terminate upon delivery by the Conciliador to the Mexican Bankruptcy Court of the termination notice referenced in Clause Seventh of the Concurso Plan. This Agreement may be terminated, unless the Effective Date has occurred, as follows:

          (a) By the Additional Supporting Holder, if (i) an order confirming the Chapter 11 Plan is not entered on the docket of the Bankruptcy Court on or before January 31, 2007; (ii) the Effective Date has not occurred on or before the date that is sixty (60) days thereafter; (iii) the Restructuring Agreement dated as of March 31, 2006 between the Company, the Supporting Holders and certain other parties (the "Restructuring Agreement") shall be terminated as to all parties thereto; (iv) the Concurso Proceeding shall be converted to a quiebra under article 167 of the MBRA; (v) if the Chapter 11 Case shall be converted to a case under Chapter 7 of the Bankruptcy Code or a liquidating chapter 11 case; or (vi) if there is a total loss of the Company's satellite known as Satmex 6 Satellite prior to the Effective Date.

          (b) By the Company, if the Restructuring Agreement shall be terminated as to all parties thereto.

     5. Representations by Additional Supporting Holder.

          (a) The Additional Supporting Holder represents and warrants to the other signatories to this Agreement that:

          (i) if an entity, it is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

          (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or other action on its part;

          (iii) the execution, delivery and performance by it of this Agreement does not (A) violate any provision of applicable law applicable to it or its certificate of incorporation or bylaws, or other organizational documents, or (B) conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligations to which it is a party or under its certificate of incorporation, bylaws, or other governing instruments, in each case so that such violation, breach or conflict would materially adversely affect the ability of the Company to consummate the Chapter 11 Plan;

          (iv) this Agreement is a legally valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, including the provisions of the MBRA affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

          (v) as of the date of this Agreement, it is the beneficial owner of, or the investment adviser or manager for the beneficial owners of, or the indirect parent of the entity that holds, the Existing Notes, as specified on the signature page hereto, with full power and authority to vote and dispose of such securities;

          (vi) it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary to decide to support the Restructuring as described herein on an informed basis;

          (vii) it is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act; and

          (viii) it does not owe any fiduciary or similar duty to any other Person (as defined in the Bankruptcy Code) that would prevent it from taking any action required of it under this Agreement.

     6. No Solicitation. This Agreement is not intended to be, and each party to this Agreement acknowledges that it is not, a solicitation of the acceptance or rejection of any plan of reorganization for the Company pursuant to section 1125 of the Bankruptcy Code.

     7. Further Assurances. Each of the signatories to this Agreement hereby further covenants and agrees to execute and deliver all further documents, agreements and take all further action that in good faith may be reasonably necessary or desirable in order to enforce and effectively implement the terms and conditions of this Agreement.

     8. No Waiver. Each of the signatories to this Agreement expressly acknowledges and agrees that, except as expressly provided in this Agreement, nothing in this Agreement is intended to, or does, in any manner waive, limit, impair or restrict the ability of any party to this Agreement to protect and preserve all of its rights, remedies and interests, including without limitation, with respect to its claims against and interests in the Company or any of its assets.

     9. Complete Agreement. This Agreement, including the exhibits and signature pages hereto, constitutes the complete agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings with respect to the subject matter hereof. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties to this Agreement. In the event that any provision of this Agreement conflicts with any exhibits or signature pages hereto, the provisions of this Agreement shall be controlling. If the Additional Supporting Holder should at any time become a party to the Restructuring Agreement, and if there is any conflict between this Agreement and that Restructuring Agreement, the Restructuring Agreement shall govern.

     10. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier or (d) transmitted by telecopy, and in each case,

if to the Company:                        if to the Additional Supporting Holder:

Rodolfo Gaona  #86                        ***
Col. Lomas de Sotelo
Mexico D.F. 11200 Mexico
Telephone: (52) (55) 2629-5808
Facsimile: (52) (55) 2629-5895
Attention:  General Counsel

with a copy (which shall not constitute   with a copy (which shall not constitute
notice) to:                               notice) to:

Milbank, Tweed, Hadley & McCloy LLP       Wilmer Cutler Pickering Hale and Dorr LLP
1 Chase Manhattan Plaza                   60 State Street
New York, NY 10005                        Boston, MA 02109
Telephone: (212) 530-5000                 Telephone: (617) 526-6000
Fax: (212) 530-5219                       Facsimile: (617) 526-5000
Attention: Luc A. Despins, Esq.           Attention: Dennis Jenkins, Esq.
           Matthew S. Barr, Esq.                     George W. Shuster, Jr., Esq.

                                          and

                                          Akin Gump Strauss Hauer & Feld LLP
                                          590 Madison Avenue
                                          New York, NY 10022
                                          Telephone: (212) 872-1000
                                          Facsimile: (212) 872-1002
                                          Attention: Michael S. Stamer, Esq.
                                                     Steven H. Scheinman, Esq.

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt. Notices may be given by United States of America counsel to the party hereto.

     11. Several Liability. The obligations of the parties to this Agreement hereunder are ratable and several and not joint nor joint and several, and no party to this Agreement shall be liable for any breach or nonperformance by any other party to this Agreement.

     12. Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND

*** Confidential treatment requested by Satmex.

DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     13. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     14. Good Faith. Each of the signatories to this Agreement agrees to cooperate in good faith with each other to facilitate the performance by the parties of their respective obligations hereunder and the purposes of this Agreement.

     15. Amendments and Modifications. This Agreement may be amended, modified, or supplemented, and any term or condition of this Agreement may be waived, only in writing signed by the Company and the Additional Supporting Holder. Notwithstanding the foregoing, the Company may not agree to any amendment, modification, supplement or waiver that has, or could reasonably be expected to have, a material adverse effect on the Restructuring or the rights of the Supporting FRN Holders or Supporting HYB Holders under the Restructuring Agreement, unless such amendment, modification, supplement or waiver has been consented to by a majority (in principal amount) of the Supporting FRN Holders and a majority (in principal amount) of the Supporting HYB Holders.

     16. Jurisdiction. By its execution and delivery of this Agreement, each of the signatories to this Agreement (i) irrevocably and unconditionally agrees that so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court and (ii) so long as the Company has commenced a proceeding under Chapter 11 of the Bankruptcy Code, expressly waives any other forum that may correspond by virtue of domicile, whether present or future, or otherwise. The foregoing shall not preclude the jurisdiction of the Mexican Bankruptcy Court with respect to any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with the Concurso Plan contemplated by this Agreement, and the rights and obligations of the parties thereunder, including all matters of construction, validity and performance thereunder.

     17. Specific Performance. It is understood and agreed by each of the signatories to this Agreement that money damages may not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance, injunctive, recessionary or other equitable relief as a remedy for any such breach.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart. Any Person may become party to this Agreement on or after the date of this Agreement by executing a signature page to this Agreement and/or, if applicable, in accordance with section 5(c), executing an Accession Agreement. Upon the delivery of such executed signature pages and/or Accession Agreement to the Company, such Person shall be deemed to be a Supporting Holder as if it had been an initial signatory hereto.

     19. Consideration. It is hereby acknowledged by each of the parties that no consideration (other than the obligations of the other parties under this Agreement) shall be due or paid to the parties for their agreement to support the transactions contemplated herein.

     20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties to this Agreement and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

     IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

                                        SATELITES MEXICANOS, S.A. DE C.V.


                                        By: /s/ Cynthia Pelini Addario
                                            ------------------------------------
                                        Name: Cynthia Pelini Addario
                                        Title: EVP Finance & Administration


                                        By: /s/ Carmen Ochoa
                                            ------------------------------------
                                        Name: Carmen Ochoa
                                        Title: General Counsel

                                        ADDITIONAL SUPPORTING HOLDER

                                        ***

                                        By: ***
                                        its: Investment Advisor


                                        By: ***
                                            ------------------------------------
                                        Name:  ***
                                        Title: ***
                                               ***

                                        *** hereby represents that it is
                                        the beneficial owner and/or investment
                                        advisor or manager (with the
                                        power to vote and dispose of all or
                                        substantially all of the Existing Notes
                                        held on behalf of their beneficial
                                        owner) of discretionary accounts for
                                        holders of beneficial owners of, the
                                        aggregate principal amount of the
                                        Existing Notes listed below.

                                        Principal Amount of FRNs: ***

                                        Principal Amount of HYBs: N/A

***  Confidential Treatment Requested by Satmex

                                    EXHIBIT A

                                  CONCURSO PLAN

                                     OMITTED

                                    EXHIBIT B

                             INSTRUMENT OF ACCESSION

     The undersigned _____________ (the "Transferee"), as a condition precedent to becoming the beneficial holder and/or owner of [INSERT FACE AMOUNT OF FRNS] of [Senior Secured Floating Rate Notes due June 30, 2004 ("FRNs")] [and/or [INSERT FACE AMOUNT OF HYBS] of 10-1/8% Senior Notes due 2004 ("HYBs")] (the "Existing Notes") issued by SATELITES MEXICANOS, S.A. DE C.V. (the "Company"),
(a) hereby agrees to become a party to and bound by the terms and conditions of that certain Support Agreement by and between the Company and [_____________] (the "Additional Supporting Holder"), dated as of May ___, 2006 (as amended or modified, the "Support Agreement") and assume all of the Additional Supporting Holder's(1) obligations thereunder, (b) hereby agrees that the Existing Notes, together with any FRNs and/or HYBs previously owned or hereafter acquired by the Transferee, shall be subject to and bound by the Support Agreement, and (c) represents and warrants that it has reviewed, with the assistance of professional and legal advisors of its choosing, all information necessary for such Transferee to decide to support the Restructuring through the Chapter 11 Plan as described in the Support Agreement and Concurso Plan. This Instrument of Accession shall take effect and shall become an integral part of the Support Agreement immediately upon execution and delivery to the Company of this Instrument and the Transferee shall be deemed to be a party to the Support Agreement (and bound by all of its rights and obligations) as if it had been an initial signatory thereto.

     IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of _______, 2006.

                                        [Entity Name]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Contact Information:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

----------
(1) Capitalized terms not defined herein shall have the meaning ascribed to such term in the Support Agreement.

ACKNOWLEDGED:

SATELITES MEXICANOS, S.A. DE C.V.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                       B-2